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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 4, 2006


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)


         MICHIGAN                        0-452                  38-1093240
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)


              100 EAST PATTERSON STREET
                  TECUMSEH, MICHIGAN                               49286
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       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Our press release dated May 4, 2006 regarding our 2006 consolidated results is attached as Exhibit 99.1.

         We hosted our first quarter 2006 earnings conference call and webcast on Thursday, May 4, 2006 at 11:00 a.m. Eastern Time. Via the webcast, we presented our First Quarter 2006 Investor Presentation, which contains a summary of our financial results for the quarter. We are furnishing a copy of the First Quarter 2006 Investor Presentation as Exhibit 99.2 to this report. The Investor Presentation will be posted on our website, www.tecumseh.com, through at least May 18, 2006. Exhibit 99.2 is incorporated by reference under this Item 2.02.

         The information in this Item 2.02 and in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing. The inclusion of any information in this Item 2.02 is not an admission as to the materiality of the information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed or furnished with this report:

         Exhibit No.       Description
         -----------       -----------
            99.1           Press Release dated May 4, 2006

            99.2           First Quarter 2006 Investor Presentation

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TECUMSEH PRODUCTS COMPANY


Date: May 4, 2006                         By  /s/ JAMES S. NICHOLSON
                                             -----------------------------------
                                             James S. Nicholson
                                             Vice President, Treasurer and Chief
                                             Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
   99.1       Press Release dated May 4, 2006

   99.2       First Quarter 2006 Investor Presentation


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